                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 30, 2002


                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

               0-24260                                 11-3131700
               -------                                 ----------
       (Commission File Number)             (I.R.S. Employer Identification No.)


                11100 MEAD ROAD, SUITE 300, BATON ROUGE, LA 70816
                -------------------------------------------------
                     (Address of principal executive offices
                               including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  On April 30, 2002, the Board of Directors of Amedisys, Inc. (the "Company"), upon recommendation by the Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as the Company's independent auditors. Also effective April 30, 2002, the Board of Directors, upon recommendation by the Audit Committee, selected KPMG LLP ("KPMG") to serve as the Company's independent auditors for fiscal year 2002. At that time, the definitive engagement of KPMG was contingent upon the completion of KPMG's standard client evaluation procedures. These procedures were completed on May 24, 2002.

                  During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years ended December 31, 2001 and through the date hereof.

                  The audit reports of Andersen on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

                  The Company has provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May 24, 2002, stating its agreement with such statements.

                  During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult with KPMG regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

                  The following exhibit is filed herewith:

                           Exhibit
                             No.            Description
                           -------          -----------
                             16.1           Letter from Arthur Andersen LLP to the
                                            Securities and Exchange Commission dated
                                            May 24, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.


By: /s/ LARRY R. GRAHAM
   ---------------------------------------
Larry R. Graham
Principal Accounting and Financial Officer

DATE: May 24, 2002

                               INDEX TO EXHIBITS

    Exhibit
    Number          Description
    -------         -----------
     16.1           Letter from Arthur Andersen LLP to the Securities and
                    Exchange Commission dated May 24, 2002.